SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: December 27, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

Effective as of December 31, 2007, Corporate Strategies, Inc. (“CSI”), a Texas corporation and wholly-owned subsidiary of Turnaround Partners, Inc., a Nevada corporation (the “Registrant”) entered into a Purchase Agreement (the “Agreement”) with Natural Nutrition, Inc., a Nevada corporation (“NN”) and CSI Business Finance, Inc., a Texas corporation and wholly-owned subsidiary of NN (together with NN, the “Buyer”) pursuant to which CSI conveyed, transferred and assigned to the Buyer all of its title to and rights in CSI’s ten percent (10%) interest in the total issued and outstanding capital stock of Interactive Nutrition International, Inc., a company organized under the laws of Canada (“INII”) in exchange for the conveyance, transfer and assignment to CSI by the Buyer of certain Notes held by the Buyer (as such term is defined in the Agreement) plus a cash payment equal to One Hundred Ninety-Eight Thousand Eight Hundred Ninety-Nine Dollars and Ten Cents ($198,899.10). In addition, NN assumed payment for all of CSI’s office lease, equipment payments and any other payments related to the office space at 109 N. Post Oak Lane, Suite 422, Houston, Texas 77024 for the remainder of the lease term and any renewals. Commencing on January 1, 2008 until December 31, 2008, CSI will pay to NN Five Thousand Dollars ($5,000) per month for bookkeeping and other office services payable on the first (1st) business day of each month, in advance. As a result of this transaction, NN now owns one hundred percent (100%) of the total issued and outstanding capital stock of INII. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 27, 2007, the Board of Directors of the Registrant (the “Board”) accepted the resignation of (a) Wm. Chris Mathers from his position as Chief Financial Officer of the Registrant and (b) Fred Zeidman from his position as a member of the Board. Mr. Russell Kidder, the Registrant’s current President, Chief Executive Officer and member of the Board, shall serve as interim Chief Financial Officer, effective as of December 27, 2007.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location
10.1	Purchase Agreement, dated effective as of December 31, 2007, by and among Natural Nutrition, Inc., CSI Business Finance, Inc. and Corporate Strategies, Inc.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2008	TURNAROUND PARTNERS, INC.

	By:	/s/ Russell Kidder
	Name:	Russell Kidder
	Its:	President, Chief Executive Officer and Interim Chief Financial Officer